UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2025

AGL PRIVATE CREDIT INCOME FUND

(Exact Name of Registrant as Specified in Its Charter)

814-01782

(Commission File Number)

Delaware	99-4917603
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

535 Madison Avenue, 24th Floor,

New York, NY 10022

(Address of principal executive offices) (Zip code)

(212) 973-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 1, 2025, AGL Private Credit Income Fund (the “Fund”) entered into that certain Amendment No. 4 to the Loan and Servicing Agreement (the “Amendment”), among the Fund, as equity holder and servicer, PCIF Vigilant Funding LLC (“Vigilant Funding”), a wholly-owned subsidiary of the Fund, as borrower, Société Générale, as agent (the “Agent”), U.S. Bank Trust Company, National Association, as collateral agent (“Collateral Agent”) and collateral administrator, U.S. Bank National Association, as document custodian, and the lenders party thereto, amending that certain Loan and Servicing Agreement, dated October 18, 2024 among the Fund, Vigilant Funding, the Agent, the Collateral Agent, U.S. Bank National Association, as document custodian, and the lenders party thereto (as amended by the Amendment, the “Loan Facility”). Capitalized terms used but not defined herein shall have the meanings set forth in the Loan Facility.

The Amendment provides for, among other things, an extension of the Facility Termination Date of the Loan Facility from October 18, 2029 to October 18, 2032 and revises the margin applicable to borrowings under the Loan Facility from 2.50% after the expiration of the Revolving Period to 2.50% after the expiration of the Revolving Period until October 18, 2029, and 3.0% thereafter.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation

The information included under Item 1.01 above regarding the Loan Facility and the Amendment is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 4 to the Loan and Servicing Agreement dated May 1, 2025 by and among PCIF Vigilant Funding LLC, as borrower, AGL Private Credit Income Fund, as equity holder and servicer, the lenders from time to time party thereto, and Société Générale, as agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 5, 2025

AGL PRIVATE CREDIT INCOME FUND

By:	/s/ TAYLOR BOSWELL
Taylor Boswell
Chief Executive Officer